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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported):  December 5, 1997




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                      1-4300                  41-0747868
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)


                           2000 POST OAK BOULEVARD
                                  SUITE 100
                         HOUSTON, TEXAS  77056-4400
                  (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000

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ITEM 5.  OTHER EVENTS

         On November 12, 1997, Apache Corporation ("Apache") and its indirect wholly-owned subsidiary, Apache Finance Pty Ltd ("Apache Finance"), filed a Registration Statement (the "Registration Statement") on Form S-3 (Registration Nos. 333-39973 and 333-39973-01) with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement, amended by Apache and Apache Finance on November 21, 1997 and declared effective by the SEC on November 24, 1997, covers debt securities of Apache Finance, guaranteed by Apache, for delayed or continuous offering pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $300 million. Reference is made to the Registration Statement for further information concerning the terms of such debt securities and the offering thereof. The debt securities will be issuable under an indenture, to be dated December 9, 1997 (the "Indenture"), between Apache Finance as Issuer, Apache as Guarantor, and The Chase Manhattan Bank as Trustee. The form of the Indenture and the form of debt security are listed under Item 7 as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

         Pursuant to a Terms Agreement dated December 4, 1997 and the Underwriting Agreement Basic Terms incorporated by reference therein (collectively, the "Underwriting Agreement"), by and between Apache Finance, Apache, and Salomon Brothers Inc., Chase Securities Inc., Citicorp Securities, Inc. and UBS Securities LLC (the "Underwriters"), Apache Finance will issue to the Underwriters, for offering to the public, U.S. $170,000,000 principal amount of 6 1/2% global notes due 2007 (the "Notes") under the Debenture. As a result of the issuance of the debt securities in the form of a global note, rights under the global note will be able to be created for the holders of the securities. The form of Underwriting Agreement is listed under Item 7 as
Exhibit 1.1 and is incorporated herein by reference.

         Apache's press release relating to the Notes is listed under Item 7 as
Exhibit 99.1 and is incorporated herein by reference.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.


Exhibit No.               Description
1.1                       Form of Underwriting Agreement (Debt Securities) - incorporated by reference to Exhibit 1.1 to Amendment No. 1 to the Registration
                          Statement on Form S-3 of Apache Corporation and Apache Finance Pty
                          Ltd, Registration Nos. 333-39973 and 333-39973-01, filed November 21,
                          1997.

4.1                       Form of Indenture among Apache Finance Pty Ltd, Apache Corporation and The Chase Manhattan Bank, Trustee, governing the Debt Securities
                          (and the Guarantees) - incorporated by reference to Exhibit 4.1 to
                          Amendment No. 1 to the Registration Statement on Form S-3 of Apache
                          Corporation and Apache Finance Pty Ltd, Registration Nos. 333-39973
                          and 333-39973-01, filed November 21, 1997.

4.2                       Form of Debt Security - incorporated by reference to Exhibit 4.2 to
                          Amendment No. 1 to the Registration Statement on Form S-3 of Apache
                          Corporation and Apache Finance Pty Ltd, Registration Nos. 333-39973
                          and 333-39973-01, filed November 21, 1997.

99.1*                     Press Release, dated December 5, 1997, "Apache Issues US $170 Million of Ten-Year Notes".



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*filed herewith




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            APACHE CORPORATION


Date:  December 8, 1997                     /s/ Z. S. Kobiashvili
                                            ----------------------------------
                                            Z. S. Kobiashvili
                                            Vice President and General Counsel



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                               INDEX TO EXHIBITS

Exhibit
Number
-------


99.1 Press Release dated 12/5/97, "Apache Issues US $170 million of Ten-Year Notes."